Exhibit 99.2

STOCK AWARD AGREEMENT

ADA-ES, INC. 2010 NON-MANAGEMENT COMPENSATION AND INCENTIVE PLAN

NOTICE OF STOCK AWARD

Grantee’s Name and Address:

You have been granted fully-vested shares of Common Stock of the Company, subject to the terms and conditions of this Notice of Stock Award (the “Notice”), under the ADA-ES, INC. 2010 Non-Management Compensation and Incentive Plan, as amended from time to time (the “Plan”) and the Stock Award Agreement (the “Agreement”) attached hereto, as follows. This grant is being made to you in partial payment of services to be rendered to the Company over the next six months, subject to your continued provision of such services during that time. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number	__________________________________________________________________

Grant Date	__________________________________________________________________

Total Number of Shares of Common Stock Awarded	__________________________________________________________________

Aggregate Gross Value of Stock Awarded	$ ________________________________________________________________

Per Share Value of Stock Awarded	$ _________

Earning Schedule:

Subject to Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement and the Plan, the Shares will be deemed “earned” and no longer subject to the Repayment Requirement (as defined in the Agreement) in accordance with the following schedule:

16.667% of the Total Number of Shares of Common Stock Awarded shall be deemed “earned” and no longer be subject to the Repayment Requirement at the end of each month following the Grant Date.

For purposes of this Notice and the Agreement, the Grantee shall be obligated to pay the Per Share Value of Stock Awarded with respect to Shares of Common Stock Awarded that are not yet earned, or, in lieu thereof, to return such Shares to the Company if Grantee’s Continuous Service ends, in either case as provided by the Repayment Requirement in the Agreement; provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the Agreement or the Plan. Shares that are not yet earned are deemed “Unearned Shares.” If the Grantee would earn a fraction of an Unearned Share, such Unearned Share shall not become earned until the Grantee earns the entire Share.

Restricted Stock Purchase Agreement Under The ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement, and that signed copies of this Notice and the Agreement (including copies of Exhibit A thereto) have been exchanged between the parties.

ADA-ES, INC.

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL BECOME EARNED, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE’S CONTINUOUS SERVICE FROM THE GRANT DATE (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.

The Grantee acknowledges receipt of a copy of the Plan and the Agreement (including Exhibit A thereto) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement and the Plan. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Agreement shall be resolved in accordance with Section 17 of the Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:

Print Name:

Stock Award Agreement Under The ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	February 5, 2010

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Award Number:

ADA-ES INC. 2010 NON-MANAGEMENT COMPENSATION AND INCENTIVE PLAN

STOCK AWARD AGREEMENT

1.        Award of Shares.  ADA-ES INC., a Colorado corporation (the “Company”), hereby grants, issues and sells to the Grantee (the “Grantee”) named in the Notice of Stock Award (the “Notice”), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the “Shares”) in exchange for services for a deemed Purchase Price per Share set forth in the Notice (the “Total Purchase Price”), subject to the Notice, this Stock Award Agreement (the “Agreement”) and the terms and provisions of the Company’s 2010 Non-Management Compensation and Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. All Shares granted hereunder will be deemed issued to the Grantee as fully paid and nonassessable shares once earned by the Grantee, and the Grantee will have the right to vote the Shares at meetings of the Company’s shareholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.

2.        Consideration.  The Shares are being granted to the Grantee in partial consideration of the provision of services by the Grantee to the Company for a period of six months from the Grant Date.

3.        Transferability.  The Shares sold to the Grantee are registered under the Company’s S-8 Registration Statement and, may be sold, transferred or otherwise disposed of (a “Transfer”) pursuant to the Form S-8 Registration Statement by the Grantee prior to the date when the Shares become earned pursuant to the Earning Schedule set forth in the Notice, subject to applicable laws, rules and regulations; provided, however, that any Unearned Shares that are Transferred remain subject to the Repayment Requirement. In furtherance, and not in limitation, of the foregoing, the Grantee acknowledges that the United States securities laws prohibit any person from trading in the securities of the Company while in possession of material, non-public information about the Company in violation of a duty of confidentiality. The Grantees further acknowledges that any proprietary information may constitute material non-public information, and agrees that he or she shall not trade any securities of the Company while in possession of material, non-public information about the Company in violation of any securities or other laws.

4.        Distributions.  Except as set forth in Section 7(e), the Company shall disburse to the Grantee all dividends and other distributions paid or made in cash with respect to the Shares and Additional Securities (whether earned or not), less any applicable withholding obligations.

5.        Taxes.  The Grantee shall be responsible for payment of, and upon request by the Company, shall immediately pay the Company the amount necessary to satisfy, any applicable foreign, federal, state, and local income and employment tax withholding obligations.

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

6.        Additional Securities.  Any securities received as the result of ownership of the Unearned Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company’s capital structure, shall be subject to the same conditions and restrictions as the Unearned Shares with respect to which they were issued, including, without limitation, the Earning Schedule set forth in the Notice and the Repayment Requirement. The Grantee shall be entitled to direct the Company to exercise any warrant, option or other right received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant, option or right. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. Appropriate adjustments to reflect the distribution of Additional Securities shall be made to the price per share to be paid in connection with the Repayment Requirement in order to reflect the effect of any such transaction upon the Company’s capital structure.

7.        Repayment Requirement.

(a)        Repayment Upon Termination of Continuous Service.  Grantee is required to transfer and to return all of the Unearned Shares (including any Additional Securities that are Unearned Shares), or an equivalent number of shares of Company Common Stock, in either case free and clear of all liens and encumbrances and with good and marketable title, or, in lieu thereof (regardless of whether the Grantee still holds such Unearned Shares), to pay to the Company in cash the value (the “Cash Value Option”) of such Unearned Shares based on the Per Share Value of Stock Awarded (the “Repayment Requirement”) within ten (10) days following the date the Grantee’s Continuous Service terminates for any reason, with or without cause (including death or disability) (the “Termination Date”).

(b)        Method of Repayment.  Promptly following the date Grantee’s Continuous Service terminates, the Grantee shall give written notice to the Company indicating the date on which he or she intends to fulfill the Repayment Requirement (which such date must be a business day within ten (10) days following the date the Grantee’s Continuous Service terminates. Such notice shall be irrevocable. The notice shall indicate whether the Grantee intends to transfer and assign the Unearned Shares or exercise the Cash Value Option. On the date the Repayment Requirement is to be effected, the Grantee shall either assign and transfer to the Company the Unearned Shares, free and clear of all liens and encumbrances, or pay in immediately available funds the amount due pursuant to the Cash Value Option, as applicable. If the Grantee fails to provide such written notice to the Company within the ten business days set forth above, Grantee shall be deemed to have elected to transfer and assign the Unearned Shares back to the Company, and hereby irrevocably appoints the Company as power of attorney to take any and all actions in order to effect such transfer and assignment, including cancellation of the Unearned Shares. The Company may require the Grantee to execute and deliver such documentation as it deems reasonably necessary in connection with the Repayment Requirement.

(c)        Assignment.  If the Grantee intends to transfer and assign the Unearned Shares to the Company pursuant to the Repayment Requirement, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to receive all or a part of such Unearned Shares.

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

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(d)        Termination of the Repayment Requirement.  The Repayment Requirement shall terminate with respect to any Shares and Additional Securities that become earned pursuant to the Stock Award Agreement and with respect to all Shares and Additional Securities at the end of the sixth month following the Grant Date.

(e)        Corporate Transaction.  The Repayment Requirement as to Unearned Shares shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for such Unearned Shares in consummation of a Corporate Transaction and such stock or property shall be deemed Additional Securities for purposes of this Agreement, but only to the extent the Shares are at the time covered by such Repayment Requirement. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repayment Requirement to reflect the effect of the Corporate Transaction.

8.        Stop-Transfer Notices.  In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

9.        Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10.        Lock-Up Agreement.

(a)        Agreement.  Grantee, if such person is an officer, director or owner of greater than 5% of the Common Stock of the Company at such time (including, for purposes of determining stock ownership, shares of Common Stock issuable upon exercise of options or warrants, or conversion of securities convertible into shares of Common Stock), and/or if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 10.

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

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(b)        No Amendment Without Consent of Underwriter.  During the period from identification as a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 10(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 10 may not be amended or waived except with the consent of the Lead Underwriter.

11.        No Contract for Continuous Service.  This Agreement is not a service contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation of the Grantee to continue in the service of the Company, or of the Company to continue the services the Grantee to the Company.

12.        Applicability of Plan.  This Agreement is subject to all the provisions of the Plan, which provisions are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

13.        No Compensation Deferral.  This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, but rather is intended to be exempt from the application of Code Section 409A. To the extent that the Award is nevertheless deemed to be subject to Code Section 409A for any reason, this Award shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that the Award may be or become subject to Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or the Award from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A.

14.        Acknowledgement.  By electing to accept this Agreement, you acknowledge receipt of this Agreement and hereby confirm your understanding that the terms set forth in this Agreement constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this Agreement, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this Agreement. The Company may, in its sole discretion, decide to deliver any documents related to Shares awarded under the Plan or future Shares that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

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15.        Entire Agreement: Governing Law.  The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee (including for all purposes of the Notice, the Plan and this Agreement, electronic signatures transmitted by email or any online or electronic system). These agreements are to be construed in accordance with and governed by the internal laws of the State of Colorado, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Colorado to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

16.        Headings.  The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

17.        Dispute Resolution.  The provisions of this Section 17 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Agreement. The Company, the Grantee, and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the state or federal courts located in Denver, Colorado, and the parties shall submit to the exclusive jurisdiction of such courts. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 17 is for any reason held to be invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

18.        Compliance with Laws.  Notwithstanding anything contained in this Agreement or the Plan, the Company may not take any actions hereunder, and no award shall be granted, that would violate the Securities Act of 1933, as amended (the “Act”), the Securities Exchange Act of 1934, as amended, the Code, or any other securities or tax or other applicable law or regulation.

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

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19.        Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon transmission via facsimile or email with confirmation of successful transmission by the sending machine , upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

Signature of Grantee:

[Printed Name of Grantee]

Date: ,

ADA-ES, Inc.:

By:

[Printed Name and Title of Officer]

Date: ,

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

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EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned to the Company pursuant to the Repayment Requirement.]

FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto Mark H. McKinnies, as trustee for ADA-ES, Inc., __________________ (        ) shares of the Common Stock of ADA-ES, Inc., a Colorado corporation (the “Company”), standing in his name on the books of, the Company represented by Certificate No. ______ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED: ________________

The undersigned spouse of ____________________ joins in this assignment.

Dated:
(Spouse of )

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

A-1

EXHIBIT B

INSIDER TRADING POLICY

[See Attached]

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

B-1

STOCK AWARD AGREEMENT

ADA-ES, INC. 2010 NON-MANAGEMENT COMPENSATION AND INCENTIVE PLAN

NOTICE OF STOCK AWARD

Grantee’s Name and Address:

You have been granted an Award to purchase fully-vested shares of Common Stock of the Company, subject to the terms and conditions of this Notice of Stock Award (the “Notice”), under the ADA-ES, INC. 2010 Non-Management Compensation and Incentive Plan, as amended from time to time (the “Plan”) and the Stock Award Agreement (the “Agreement”) attached hereto, as follows. Acceptance of this Award by you and issuance of the number of Shares set forth below shall constitute full payment for services to be rendered to the Company or a Related Entity in the amount set forth below as Aggregate Gross Value of Stock Awarded. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number	______________________________________________________

Grant Date	______________________________________________________

Total Number of Shares of Common Stock Awarded	______________________________________________________

Aggregate Gross Value of Stock Awarded	$ ____________________________________________________

Per Share Value of Stock Awarded	$ _________

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement, and that signed copies of this Notice and the Agreement (including copies of Exhibit A thereto) have been exchanged between the parties.

ADA-ES, INC.

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

The Grantee acknowledges receipt of a copy of the Plan and the Agreement (including Exhibit A thereto) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement and the Plan. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Agreement shall be resolved in accordance with Section 17 of the Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:

Print Name:

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

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Award Number:

ADA-ES INC. 2010 NON-MANAGEMENT COMPENSATION AND INCENTIVE PLAN

STOCK AWARD AGREEMENT

1.        Award of Shares.  ADA-ES INC., a Colorado corporation (the “Company”), hereby grants, issues and sells to the Grantee (the “Grantee”) named in the Notice of Stock Award (the “Notice”), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the “Shares”) in exchange for past services for a deemed Purchase Price per Share set forth in the Notice (the “Total Purchase Price”), subject to the Notice, this Stock Award Agreement (the “Agreement”) and the terms and provisions of the Company’s 2010 Non-Management Compensation and Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. All Shares granted hereunder will be deemed issued to the Grantee as fully paid and nonassessable shares, and the Grantee will have the right to vote the Shares at meetings of the Company’s shareholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.

2.        Consideration.  The Shares are being granted to the Grantee in full consideration for services provided by the Grantee to the Company or a Related Entity.

3.        Transferability.  The Shares sold to the Grantee are registered under the Company’s S-8 Registration Statement and may be sold, transferred or otherwise disposed of by the Grantee. In furtherance, and not in limitation, of the foregoing, the Grantee acknowledges that the United States securities laws prohibit any person from trading in the securities of the Company while in possession of material, non-public information about the Company in violation of a duty of confidentiality. The Grantees further acknowledges that any proprietary information may constitute material non-public information, and agrees that he or she shall not trade any securities of the Company while in possession of material, non-public information about the Company in violation of any securities or other laws.

4.        Distributions.  Except as set forth in Section 7(e), the Company shall disburse to the Grantee all dividends and other distributions paid or made in cash with respect to the Shares and Additional Securities (whether earned or not), less any applicable withholding obligations.

5.        Taxes.  The Grantee shall be responsible for payment of, and upon request by the Company, shall immediately pay the Company the amount necessary to satisfy, any applicable foreign, federal, state, and local income and employment tax withholding obligations.

6.        Stop-Transfer Notices.  In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

7.        Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.        Lock-Up Agreement.

(a)        Agreement.  Grantee, if such person is an officer, director or owner of greater than 5% of the Common Stock of the Company at such time (including, for purposes of determining stock ownership, shares of Common Stock issuable upon exercise of options or warrants, or conversion of securities convertible into shares of Common Stock), and/or if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 8.

(b)        No Amendment Without Consent of Underwriter.  During the period from identification as a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 8(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 8 may not be amended or waived except with the consent of the Lead Underwriter.

9.        No Contract for Continuous Service.  This Agreement is not a service contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation of the Grantee to continue in the service of the Company, or of the Company to continue the services the Grantee to the Company.

10.        Applicability of Plan.  This Agreement is subject to all the provisions of the Plan, which provisions are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

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11.        No Compensation Deferral.  This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, but rather is intended to be exempt from the application of Code Section 409A. To the extent that the Award is nevertheless deemed to be subject to Code Section 409A for any reason, this Award shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that the Award may be or become subject to Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or the Award from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A.

12.        Acknowledgement.  By electing to accept this Agreement, you acknowledge receipt of this Agreement and hereby confirm your understanding that the terms set forth in this Agreement constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this Agreement, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this Agreement. The Company may, in its sole discretion, decide to deliver any documents related to Shares awarded under the Plan or future Shares that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13.        Entire Agreement: Governing Law.  The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee (including for all purposes of the Notice, the Plan and this Agreement, electronic signatures transmitted by email or any online or electronic system). These agreements are to be construed in accordance with and governed by the internal laws of the State of Colorado, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Colorado to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

14.        Headings.  The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

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15.        Dispute Resolution.  The provisions of this Section 15 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Agreement. The Company, the Grantee, and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the state or federal courts located in Denver, Colorado, and the parties shall submit to the exclusive jurisdiction of such courts. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 15 is for any reason held to be invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

16.        Compliance with Laws.  Notwithstanding anything contained in this Agreement or the Plan, the Company may not take any actions hereunder, and no award shall be granted, that would violate the Securities Act of 1933, as amended (the “Act”), the Securities Exchange Act of 1934, as amended, the Code, or any other securities or tax or other applicable law or regulation.

17.        Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon transmission via facsimile or email with confirmation of successful transmission by the sending machine , upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

Signature of Grantee:

[Printed Name of Grantee]

Date: ,

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

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ADA-ES, Inc.:

By:

[Printed Name and Title of Officer]

Date: ,

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

17

EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned to the Company pursuant to the Repayment Requirement.]

FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto Mark H. McKinnies, as trustee for ADA-ES, Inc., __________________ (            ) shares of the Common Stock of ADA-ES, Inc., a Colorado corporation (the “Company”), standing in his name on the books of, the Company represented by Certificate No. ______ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED: ________________

The undersigned spouse of ____________________ joins in this assignment.

Dated: ___________________	_________________________________
(Spouse of _______________________ )

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

A-1

EXHIBIT B

INSIDER TRADING POLICY

[See Attached]

Stock Award Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

B-1

RESTRICTED STOCK PURCHASE AGREEMENT

ADA-ES, INC. 2010 NON-MANAGEMENT COMPENSATION AND INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK PURCHASE AWARD

Grantee’s Name and Address:

You have been granted the right to purchase shares of Common Stock of the Company, subject to the terms and conditions of this Notice of Restricted Stock Purchase Award (the “Notice”), under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Stock Purchase Award Agreement (the “Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number

Grant Date

Vesting Commencement Date

Purchase Price per Share	$0.01

Total Number of Shares of Common Stock Awarded

Total Purchase Price

Cash Award (maximum)

Vesting Schedule:

Subject to Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement and the Plan, the Shares will “vest” in accordance with the following schedule:

[INSERT INCENTIVE VESTING SCHEDULE with language after each vesting clause that states: “and a maximum of __% of the Cash Award shall be payable for withholding and employment taxes.”]

During any authorized leave of absence, the vesting of the Shares shall be suspended. Vesting of the Shares shall resume upon the Grantee’s termination of the leave of absence and return to Continuous Service. The Vesting Schedule of the Shares shall be extended to the length of the suspension. In the event of Grantee’s change in status from Employee to Consultant, the vesting of the Shares shall continue only to the extent determined by the Administrator as of such change in status.

For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Shares, that such Shares are no longer subject to repurchase at the Purchase Price per Share; provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the Agreement or the Plan. Shares that have not vested are deemed “Restricted Shares.” If the Grantee would become vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Grantee becomes vested in the entire Share.

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

Notwithstanding the foregoing, the Shares subject to this Notice will be subject to the provisions of the Agreement and Section 11 of the Plan relating to the release of repurchase and forfeiture provisions in the event of a Corporate Transaction or Change in Control.

Cash Award:

Subject to Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement and the Plan, the amount of the Cash Award represents the maximum that the Company shall pay to the Grantee over the vesting schedule. Such amount is intended to assist with the payment of withholding and employment taxes due upon vesting of Shares and was calculated based on 20% of an assumed escalating Fair Market Value of the Common Stock at the various vesting dates. If the actual Fair Market Value of the Common Stock at any vesting date is less than the assumed amount, the Cash Award then payable shall be reduced accordingly. If the payment of any Cash Award has been so reduced, the amount of the reduction may be added to a subsequent Cash Award payment if the calculation of 20% of the then Fair Market Value of the Common Stock is in excess of the maximum percentage stated above in the vesting schedule. If the Grantee makes an election under Section 83(b) of the Internal Revenue Code of 1986 (see Exhibit B to the Agreement), the Plan Administrator shall determine an equitable payment of the Cash Award taking into account such election. In no event shall the Company pay, or be obligated to pay, a total Cash Award in excess of the amount set forth in this Notice. The Cash Award is, in itself, compensation to the Grantee that will be subject to withholding and employment taxes. No “gross up” will be added to the Cash Award to assist with the payment of taxes or other withholding on the amount paid as the Cash Award.

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

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IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement, and that signed copies of this Notice and the Agreement (including signed copies of Exhibits A, B and C thereto, as applicable) have been exchanged between the parties.

ADA-ES, INC.

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE’S STATUS IS AT WILL.

The Grantee acknowledges receipt of a copy of the Plan and the Agreement (including Exhibits A, B & C thereto) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement and the Plan. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Agreement shall be resolved in accordance with Section 21 of the Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

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Award Number: __________________

ADA-ES, INC. 2010 NON-MANAGEMENT COMPENSATION AND INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AWARD AGREEMENT

1.     Purchase of Shares. ADA-ES, Inc., a Colorado corporation (the “Company”), hereby issues and sells to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Purchase Award (the “Notice”), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the “Shares”) for a Purchase Price per Share set forth in the Notice (the “Total Purchase Price”), subject to the Notice, this Restricted Stock Purchase Award Agreement (the “Agreement”) and the terms and provisions of the Company’s 2010 Non-Management Compensation and Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Payment for the Shares in the amount of the Total Purchase Price set forth in the Notice shall be made to the Company upon execution of the Notice. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. All Shares sold hereunder will be deemed issued to the Grantee as fully paid and nonassessable shares, and the Grantee will have the right to vote the Shares at meetings of the Company’s shareholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder. If a Cash Award is specified in the Notice, the Company shall pay such amounts at the time the Restricted Shares vest in a manner which, at the sole discretion of the Administrator, is deemed to aid in the satisfaction of the withholding and employment taxes due upon such vesting.

2.     Method of Payment. Payment of the Total Purchase Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such payment method does not then violate an Applicable Law:

(a)     cash; or

(b)     check.

3.     Transfer Restrictions. The Shares sold to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Restricted Shares in violation of this Section 3 will be null and void and will be disregarded. Before the Shares fully vest, the Shares will be subject to the Company’s Repurchase Rights as set forth in Section 8 below.

4.     Escrow of Stock. For purposes of facilitating the enforcement of the provisions of this Agreement, the Grantee agrees, immediately upon receipt of the certificate(s) for the Restricted Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Grantee and the Grantee’s spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Restricted Shares have not vested pursuant to the Vesting Schedule set forth in the Notice

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

and continue to be subject to the Company’s Repurchase Rights, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of all Restricted Shares and termination of the Company’s Repurchase Right, the escrow holder will, without further order or instruction, transmit to the Grantee the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in Section 6 below.

5.     Distributions. Except as set forth in Section 8(e), the Company shall disburse to the Grantee all dividends and other distributions paid or made in cash with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.

6.     Section 83(b) Election and Withholding of Taxes. The Grantee shall provide the Administrator with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an “83(b) Election”), a form of which is attached hereto as Exhibit B. If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. If the Grantee does not make a timely 83(b) Election, the Grantee shall, as Restricted Shares vest, or at the time withholding is otherwise required by any Applicable Law, pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. The Grantee may satisfy his or her withholding obligations by authorizing the Company to transfer to the Company the number of vested Shares held in escrow that have an aggregate Fair Market Value equal to the withholding obligations. The Grantee hereby represents that he or she understands (a) the contents and requirements of the 83(b) Election, (b) the application of Section 83(b) to the receipt of the Shares by the Grantee pursuant to this Agreement, (c) the nature of the election to be made by the Grantee under Section 83(b) and the consequences of either making or not making the 83(b) Election, and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. The Grantee further represents that he or she intends OR does not intend to file an election pursuant to Section 83(b) with the Internal Revenue Service within thirty (30) days following the date of this Agreement, and submit a copy of such election with his or her federal tax return for the calendar year in which the date of this Agreement falls.

[NOTE: The Grantee must cross through the inapplicable language in the last sentence of the preceding paragraph, and initial here:                     .]

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

7.     Additional Securities. Any securities received as the result of ownership of the Restricted Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company’s capital structure, shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice and the Company’s Repurchase Rights. The Grantee shall be entitled to direct the Company to exercise any warrant, option or other right received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant, option or right. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. Appropriate adjustments to reflect the distribution of Additional Securities shall be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company’s capital structure. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.

8.     Company’s Repurchase Rights.

(a)     Grant of Repurchase Rights. The Company is hereby granted the right to repurchase all or any portion of the Shares that are Restricted Shares and any Additional Securities (the “Repurchase Right”) exercisable at any time during the period commencing on the date the Grantee’s Continuous Service terminates for any reason, with or without cause (including death or disability) (the “Termination Date”) and ending ninety (90) days after the first date on which the Repurchase Right may be exercised without incurring an accounting expense with respect to such exercise (the “Share Repurchase Period”).

(b)     Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to the Grantee prior to the expiration of the Share Repurchase Period. The notice shall indicate the number of Shares and any Additional Securities to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Share Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Grantee in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) for Restricted Shares being repurchased, the Purchase Price per Share or Additional Securities previously paid by the Grantee to the Company for such Shares and Additional Securities. Upon such payment to the Grantee or into escrow for the benefit of the Grantee, the Company and/or its assigns shall become the legal and beneficial owner of the Shares and Additional Securities being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares and Additional Securities being repurchased, without further action by the Grantee.

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

(c)     Assignment. Whenever the Company shall have the right to purchase Shares and Additional Securities under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Repurchase Right.

(d)     Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Shares and Additional Securities for which it is not timely exercised.

(e)     Corporate Transaction. The Repurchase Right as to Restricted Shares and Additional Securities shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares and Additional Securities in consummation of a Corporate Transaction and such stock or property shall be deemed Additional Securities for purposes of this Agreement, but only to the extent the Shares are at the time covered by such Repurchase Right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction.

9.     Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

10.   Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

11.   Restrictive Legends. Grantee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, if applicable, together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A REPURCHASE RIGHT HELD BY THE ISSUER OR ITS

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.

12.   Lock-Up Agreement.

(a)    Agreement.  Grantee, if such person is an officer, director or owner of greater than 5% of the Common Stock of the Company at such time (including, for purposes of determining stock ownership, shares of Common Stock issuable upon exercise of options or warrants, or conversion of securities convertible into shares of Common Stock), and if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 12.

(b)    No Amendment Without Consent of Underwriter.  During the period from identification as a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 12(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 12 may not be amended or waived except with the consent of the Lead Underwriter.

13.   Grantee’s Representations. If the Shares purchasable pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended, at the time of purchase, the Grantee shall, if required by the Company, concurrently with the purchase of the Shares, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

14.   Transferability. No benefit payable under, or interest in, this Agreement or in the shares of Common Stock that are scheduled to be issued hereunder shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, your or your beneficiary’s debts, contracts, liabilities or torts; provided, however, nothing in this Section 14 shall prevent transfer (i) by will, (ii) by applicable laws of descent and distribution or (iii) to an Alternate Payee to the extent that a QDRO so provides, as further described in Section 20 of the Plan.

15.   No Contract for Employment. This Agreement is not an employment or service contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation of the Grantee to continue in the employ or service of the Company, or of the Company to continue to employ Grantee.

16.   Applicability of Plan. This Agreement is subject to all the provisions of the Plan, which provisions are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

17.   No Compensation Deferral. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, but rather is intended to be exempt from the application of Code Section 409A. To the extent that the Award is nevertheless deemed to be subject to Code Section 409A for any reason, this Award shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that the Award may be or become subject to Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or the Award from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A.

18.   Acknowledgement. By electing to accept this Agreement, you acknowledge receipt of this Agreement and hereby confirm your understanding that the terms set forth in this Agreement constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this Agreement, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this Agreement. The Company may, in its sole discretion, decide to deliver any documents related to Shares awarded under the Plan or future Shares that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

19.  Entire Agreement: Governing Law. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee (including for all purposes of the Notice, the Plan and this Agreement, electronic signatures transmitted by email or any online or electronic system). These agreements are to be construed in accordance with and governed by the internal laws of the State of Colorado, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Colorado to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

20.   Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

21.   Dispute Resolution. The provisions of this Section 21 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Agreement. The Company, the Grantee, and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the state or federal courts located in Denver, Colorado, and the parties shall submit to the jurisdiction of such courts. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 21 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

22.   Compliance with Laws. Notwithstanding anything contained in this Agreement or the Plan, the Company may not take any actions hereunder, and no award shall be granted, that would violate the Securities Act of 1933, as amended (the “Act”), the Securities Exchange Act of 1934, as amended, the Code, or any other securities or tax or other applicable law or regulation. Notwithstanding anything to the contrary contained herein, the shares issuable upon vesting shall not be issued unless such shares are then registered under the Act, or, if such shares are not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the Act.

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

23.        Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon transmission via facsimile or email with confirmation of successful transmission by the sending machine, upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

Signature of Grantee:

[Printed Name of Grantee]

Date: ,

ADA-ES, Inc.:

By:

[Printed Name and Title of Officer]

Date: ,

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto Mark H. McKinnies, as trustee for ADA-ES, Inc., __________________ (            ) shares of the Common Stock of ADA-ES, Inc., a Colorado corporation (the “Company”), standing in his name on the books of, the Company, represented by Certificate No. ______ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED: ________________

The undersigned spouse of ____________________ joins in this assignment.

Dated:
(Spouse of )

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

EXHIBIT B

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 20     the amount of any compensation taxable in connection with the taxpayer’s receipt of the property described below:

1.   The name, address, taxpayer identification number and taxable year of the undersigned are:

TAXPAYER’S NAME:

SPOUSE’S NAME:

TAXPAYER’S SOCIAL SECURITY NO.:

SPOUSE’S SOCIAL SECURITY NO.:

TAXABLE YEAR: Calendar Year 20

ADDRESS:

2.   The property which is the subject of this election is __________________ shares of common stock of ADA-ES, Inc..

3.   The property was transferred to the undersigned on                     , 20    .

4.   The property is subject to the following restrictions.

5.   The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is:

$             per share x ________ shares = $            .

6.   The undersigned paid $0.01 per share x _________ shares for the property transferred or a total of $            .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

The undersigned will file this election with the Internal Revenue Service office to which he files his annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred. The undersigned understands that this election will also be effective as an election under _____________ law.

Dated:
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:
Spouse of Taxpayer

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

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EXHIBIT C

ADA-ES, INC. 2010 Non-Management Compensation and Incentive Plan

INVESTMENT REPRESENTATION STATEMENT

GRANTEE	:

COMPANY	:	ADA-ES, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Grantee represents to the Company the following:

(a)     Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)     Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee’s investment intent as expressed herein. In this connection, Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

(c)     Grantee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires (i) the resale

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

to occur not less than six months after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; (ii) in the case of acquisition of the Securities by a non-affiliate who subsequently holds the Securities less than one year, the availability of certain public information about the Company; and (iii) in the case of acquisition of the Securities by an affiliate: (A) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), (B) the availability of certain public information about the Company, (C) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (D) the timely filing of a Form 144, if applicable. Other restrictions may also apply to sales of the Securities, and Grantee understands that the Securities may not be readily resold, and that delays may occur in selling the Securities, even if they are eligible for sale under Rule 144.

(d)     Grantee further understands that if all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event, and that the Securities may not be salable by Grantee.

(e)     Grantee represents that he or she is a resident of the State of ____________________.

Signature of Grantee:

[Print Name]

Date:

Restricted Stock Purchase Agreement under the ADA-ES, Inc. 2010 Non-Management Compensation and Incentive Plan	Revision – February 5, 2010

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